UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2020

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue Suite 800 Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

June 2020 Rent Collections Update

As of June 29, 2020, Starwood Real Estate Income Trust, Inc. (the “Company”) has collected 97% of rent across all asset classes which is consistent with the full month collections for February 2020, March 2020, April 2020 and May 2020 – demonstrating that there has been no significant impact on the Company’s collections during the COVID-19 pandemic to date. Here is the breakdown by asset class:

•	Multifamily (44% of the portfolio) is 95% collected and consistent with last month at the same time
•	Office (35% of the portfolio) is 99% collected and 1% lower than last month at the same time
•	Industrial (9% of the portfolio) is 97% collected and consistent with last month at the same time
•	Medical Office (6% of the portfolio) is 90% collected and 3% lower than last month at the same time

Finally, hotel (6% of the portfolio) performance continues to recover. Month-over-month hotel occupancies have increased by 12% from an average occupancy of 26% in May to 38% in June. Even more encouraging, hotel occupancy on June 29, 2020 was 45%, so the positive trend continues. We are seeing “drive-to” leisure demand leading the hospitality recovery followed by transient business demand (outside of the major gateway cities which continue to struggle). This is benefiting our Florida select-service hotels which make up the majority of our hotel investments.

June 2020 Distributions

On June 30, 2020, the Company declared distributions for each class of its common stock in the amount per share set forth below:

	Gross Distribution	Stockholder Servicing Fee	Net Distribution
Class I Common Stock	$0.1035	($0.0000)	$0.1035
Class D Common Stock	$0.1035	($0.0043)	$0.0992
Class T Common Stock	$0.1035	($0.0147)	$0.0888
Class S Common Stock	$0.1035	($0.0148)	$0.0887

The net distributions for each class of common stock (which represents the gross distributions less stockholder servicing fees for the applicable class of common stock) are payable to stockholders of record as of the close of business on June 30, 2020 and will be paid on or about July 6, 2020. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: June 30, 2020	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary